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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 29, 1999

                                   MECON, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-27048                94-2702762
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     (State of               (Commission File Number)      (IRS Employer
     Incorporation)                                     Identification No.)

            200 Porter Drive, Suite 100, San Ramon, California 94593
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               (Address of principal executive offices) (Zip Code)

                                 (925) 838-1700
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              (Registrant's telephone number, including area code)


                ------------------------------------------------
          (former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

              On November 29, 1999, Mecon, Inc., a Delaware corporation (the "Company"), General Electric Company, a New York corporation ("Parent"), and Diamond Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Agreement"), pursuant to which Merger Sub will be merged (the "Merger") with and into the Company, with the Company surviving the Merger and becoming a wholly-owned subsidiary of Parent. Under the terms of the Agreement, each issued and outstanding share of the Company common stock, other than shares owned by Parent, Merger Sub or the Company, will be converted into the right to receive $11.25 per share payable in Parent common stock. The Agreement is filed as
Exhibit 2.1 hereto and is incorporated herein by reference. The Company and Parent also entered into a Stock Option Agreement dated as of November 29, 1999, pursuant to which Parent has the right in certain circumstances to acquire a number of shares of the Company's common stock equal to 19.9% of the Company's outstanding common stock for $11.25 per share. The Stock Option Agreement is filed as exhibit 10.1 hereto and is incorporated herein by reference.

              In connection with the Agreement, on November 29, 1999, the Company amended its Preferred Shares Rights Agreement dated as of April 9, 1997 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C. in order to render the rights inapplicable to the Merger and other transactions contemplated by the Agreement. A copy of the Rights
Agreement Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) The following exhibits are filed as part of this Report:

               2.1 Agreement and Plan of Merger dated as of November 29, 1999, among Parent, Diamond Merger Corp. and the Company

               4.1 Preferred Shares Rights Agreement Amendment dated as of November 29, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C.

               10.1 Stock Option Agreement dated as of November 29, 1999, between the Company and Parent

               99.1 Joint Press Release of the Company and Parent dated
                    November 29, 1999


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 29, 1999

                                         MECON, INC.

                                         By:  /s/ Vasu Devan
                                            -----------------------------------
                                         Name:   Vasu Devan
                                         Title:  President and Chief Executive
                                                 Officer


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                                  EXHIBIT INDEX

Exhibits.
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     2.1  Agreement and Plan of Merger dated as of November 29, 1999, among
     Parent, Diamond Merger Corp. and the Company

     4.1 Preferred Shares Rights Agreement Amendment dated as of November 29, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C.

     10.1 Stock Option Agreement dated as of November 29, 1999, between the Company and Parent

     99.1 Joint Press Release of the Company and Parent dated November 29, 1999


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